Exhibit 10.14

REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT, dated as of ____________, 2007 (this “Agreement”), is made by and between FUTUREIT, INC, a Delaware corporation (the “Company”), and the holders of Common Stock of the Company set forth on Schedule 1 annexed hereto (each a “Purchaser” and collectively, the “Purchasers”).

W  I  T  N  E  S  S  E  T  H  :

        WHEREAS, pursuant to a Subscription Agreement, dated as of May__, 2007, between the Purchasers and the Company (the “Subscription Agreement”), the Company has agreed to issue and sell to the Purchasers, shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”) and Warrants to purchase shares of Common Stock (all the shares issuable under the Subscription Agreement and as a result of the exercise of the Warrants shall be referred to as the “Common Shares”).

        WHEREAS, to induce the Purchasers to execute and deliver the Subscription Agreement, the Company has agreed to provide the Purchasers certain registration rights under the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Purchasers hereby agrees as follows:

        Definitions.

        As used in this Agreement, the following terms shall have the following meanings:

(i) “Holder” means any holder of Registrable Securities.

    (ii)        “Person” means a corporation, an association, a trust, a partnership, a limited liability company, a joint venture, an organization, a business, an individual, a government or political subdivision thereof, or a governmental body.

    (iii)        “Purchaser” means any of the Purchasers identified on Schedule 1 hereto, or any transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 4 hereof.

    (iv)        “Qualified IPO” means a registered public offering of the Common Stock: (i) at an equity value of the Company of not less than $0.65 per share of Common Stock yielding net proceeds to the Company of not less than one million dollars ($1,000,000), and (ii) following which the Common Stock is listed on a U.S. national exchange.

    (v)        “Register”, “Registered”, and “Registration” refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the “Commission”).

    (vi)        “Registrable Securities” means the Common Shares and all other common stock of the Company held by a Purchaser, unless and until (A) sold by a Holder pursuant to the Registration Statement or in another transaction exempt from registration under the Securities Act, or (B) they may be sold in a single transaction pursuant to Rule 144 under the Securities Act .

(vii) “Registration Statement” means a registration statement of the Company under the Securities Act.

    (b)        Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Subscription Agreement.

     1.        Registration Rights.

     1.1        Mandatory Registration. Within sixty (60) days of the Closing Date, the Company shall prepare and file with the Commission a Registration Statement on Form SB-2 covering (i) 5,000,000 shares of Common Stock issued pursuant to the Subscription Agreement (or such lesser amount if less shares of Common Stock are issued or issuable pursuant to the Subscription Agreement), (ii) 2,310,000 shares of Common Stock issuable upon exercise of the Warrants (or such lesser amount if less warrants are issued pursuant to the Subscription Agreement), (iii) 1,440,000 shares of Common Stock issued to the lenders pursuant to the Bridge Loan Agreement dated January 26, 2007 and (iv) 1,500,000 shares of Common Stock and warrants to purchase 500,000 shares of Common Stock issued or issuable to J H Darbie & Co in connection with the Subscription Agreement. If at any time the number of shares of Common Stock issuable upon exercise of the Warrants exceeds the total number of shares of Common Stock registered, the Company shall, within fifteen (15) business days after such occurrence either (i) amend the Registration Statement filed by the Company pursuant to the preceding sentence, if such Registration Statement has not been declared effective by the Commission at that time, to register all shares of Common Stock into which the Warrants may be exercised, or (ii) if such Registration Statement has been declared effective by the Commission at that time, file with the Commission an additional Registration Statement or a post-effective amendment to the effective Registration Statement to register the additional number of shares of Common Stock not already registered into which the Warrants may be exercised.

    1.2.        Registration Procedures. The Company will as expeditiously as possible:

    (a)        use its commercially reasonable best efforts to cause the registration statement referred to above to become effective and remain effective for a period of not less than eighteen (18) months following its being declared effective by the Commission; provided that the Company may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto;

    (b)        prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the Purchaser or Purchasers thereof set forth in such registration statement or until they cease to be Registrable Securities;

    (c)        furnish to each Purchaser of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such Purchaser may reasonably request;

    (d)        use its commercially reasonable best efforts to register or qualify all Registrable Securities covered by such registration statement under the blue sky laws of those states reasonably requested by the Purchasers, including without limitation New York, New Jersey, Massachusetts, Chicago, California, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such Purchaser to consummate the disposition in such jurisdictions of the securities owned by such Purchaser, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

    (e)        use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Purchaser or Purchasers thereof to consummate the disposition of such Registrable Securities;

    (f)        notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such Holder, promptly prepare and deliver to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the Holders of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

    (g)        otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than thirty (30) days after the end of the twelve (12) month period beginning with the first day of the Company’s first fiscal quarter commencing after the effective date of a registration statement, which earnings statement shall cover the fiscal quarter in which the registration statement is declared effective and said twelve (12) month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 20-F and 6-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act; and will furnish to each Holder at least five business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

    (h)        use its best efforts to provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

    (i)        make available for inspection by each Holder and any attorney, accountant or other agent retained by such Holder, all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary (in the reasonable discretion of each Holder) to enable each Holder to perform its legal requirements in connection with such registration statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any Holder in connection with such registration statement, provided that anyone receiving such information pursuant to this subsection (i) agrees to hold such information in confidence; and

(j) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities is then listed.

        The Company may require each Holder of Registrable Securities as to which any registration is being effected, as a condition to such registration, to furnish the Company such information regarding such Holder and the distribution of such securities as the Company may from time to time reasonably request in writing. Each Holder purchasing Registrable Securities shall promptly provide the requested information to the Company.

        Each Holder agrees by acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (f) of this Section 1.2, such Holder will forthwith discontinue such Holder’s disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (f) of this Section 1.2 and, if so directed by the Company, will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

(b) Company Registration.

        At any time after the Company proposes to register (excluding registration statements relating to employee, officer or consultant benefit plans or with respect to purchase of assets or securities of another entity/person or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash, the Company shall, at such time, promptly give each Holder of Registrable Securities written notice of such registration. Upon the written request of each Holder of Registrable Securities given within twenty (20) days after receipt of such notice from the Company in accordance with the notice provision of the Agreement, the Company shall cause to be registered under the Act all of the Registrable Securities that each such Holder of Registrable Securities has requested to be registered.

        In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under this Section 1.3 to include any of the Holders of Registrable Securities in such underwriting unless such Holder of Registrable Securities accepts the terms of the underwriting, in customary form, as agreed upon between the Company and the underwriters, and then only in such quantity as the underwriters determine, in their reasonable discretion, will not materially and adversely effect the success of the offering by the Company. If such underwriters determine that the total amount of securities, including Registrable Securities, requested by Holders to be included in such offering could materially adversely affect the success of such offering, then the Company shall be required to include in such offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not materially adversely affect the success of the offering, the securities so included to be apportioned (i) first to the Company and (ii) then to the Holders of any Registrable Securities requesting to be included in such offering, on a pro rata basis, based on the number of Registrable Securities then outstanding held by each of them.

        The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.3 prior to the effectiveness of such registration whether or not any Holder of Registrable Securities has elected to include securities in such registration. The Registration Expenses (as defined below) of such withdrawn registration shall be borne by the Company in accordance with Section 8 hereof.

     1.4        Preparation: Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the Holders registered under such registration statement and their respective counsel and accountants, reasonable opportunity to comment on the registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto.

     1.5        Obligations of the Purchasers. In connection with the registration of the Registrable Securities, each of the Purchasers shall have the following obligations:

    (a)        It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement of the Registrable Securities of each Purchaser that such Purchaser shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be required to effect the registration of such Registrable Securities and such Purchaser shall execute such documents as are standard and customary in connection with such registration as the Company may reasonably request. At least twenty (20) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify such Purchaser of the information the Company shall require from such Purchaser (the “Requested Information”) if such Purchaser elects to have any of its Registrable Securities included in the Registration Statement. If, at least two (2) days prior to the filing date, the Company has not received the Requested Information from a Purchaser, then the Company may file the Registration Statement without including the Registrable Securities of such Purchaser;

    (b)        If the Company undertakes an underwritten offering of its Shares and with respect to the Qualified IPO only, at the request of the managing underwriters, each Purchaser or his permitted assignee holding more than one percent (1%) of the Company’s voting securities shall agree not to sell or otherwise transfer or dispose of any Registrable Securities of the Company held by such Purchaser (other than those included in the registration) for a period specified by the underwriters not to exceed ninety (90) days following the effective date of the Registration Statement, provided that all officers and directors of the Company and holders of at least one percent (1%) of the Company’s voting securities enter into similar agreements. The obligations described in this Section 1.5(b) shall not apply to a Registration relating solely to employee share option plans or an acquisition transaction registered on Form S-3 or Form S-4.

     1.6        Expenses of Registration. All expenses, other than underwriting discounts and commissions and other fees and expenses of investment bankers and other than brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 1, but including, without limitation, all registration, listing, and qualifications fees, printing and accounting fees, and the fees and disbursements of counsel for the Company, and the reasonable fees of one counsel to the holders of Registrable Securities, shall be borne by the Company.

     1.7        Suspension of Registration. Notwithstanding anything to the contrary in this Section 1, for not more than twenty (20) consecutive days or for a total of not more than forty-five (45) days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company, by suspending the use of any Prospectus included in any registration contemplated by this Section containing such information, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an “Allowed Delay”); provided, that the Company shall promptly (a) notify the Purchasers in writing its suspension of such Prospectus and the expected number of days of the Allowed Delay (but in no event, without the prior written consent of a Purchaser, shall the Company disclose to such Purchaser any of the facts or circumstances regarding material non-public information giving rise to an Allowed Delay, and (b) advise the Purchasers in writing to cease all sales under the Registration Statement until the end of the Allowed Delay.

     2.1        Indemnification.

     (a)        Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 1.1, the Company will, and hereby does indemnify and hold harmless the Purchaser of any Registrable Securities covered by such registration statement, its partners, directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such Purchaser or any such underwriter within the meaning of the Securities Act (each of the foregoing, an “Indemnified Person”) against any losses, claims, damages or liabilities, joint or several, to which an Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof), arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of any rule or regulation promulgated under the Securities Act or any applicable state’s securities law in connection with any such registration, and the Company will reimburse each such Indemnified Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable for the legal expenses of more than one counsel for all of the Indemnified Persons unless the Indemnified Persons reasonably believe that a conflict exists among the Indemnified Persons that necessitates that engagement of separate counsel for some or all of the Indemnified Persons (in which case the Company shall be liable for the legal expenses of no more than two separate counsel), and provided, further, the Company shall not be liable in any such case to an Indemnified Person to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense which arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person specifically stating that it is for use in the preparation thereof; and provided, further, that the Company shall not be liable to any Person who participates as an underwriter, in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person’s failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement of omission was corrected in such final prospectus and such Person requesting indemnification had been timely provided with copies of such corrected final prospectus. The indemnity provided in this Section 2.1(a) shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Person and shall survive the transfer of such securities by such Purchaser.

    (b)        Indemnification by the Purchasers. In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 1.1, each Purchaser of Registrable Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company, each officer of the Company who signs the registration statement, each director of the Company and each other person who controls the Company within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise solely out of or are based solely upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act pursuant to Section 1.1, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise solely out of or are based solely upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such Purchaser will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises solely out of or is based solely upon an untrue statement or omission made in reliance upon and in conformity with information pertaining to such Purchaser, as such, furnished in writing to the Company by such Purchaser specifically and expressly for use in such registration statement or prospectus; provided further, however, that the liability of each Purchaser hereunder shall be limited to the proceeds received by such Purchaser from the sale of the Registrable Securities covered by such registration statement; and provided, however, that any such Purchaser shall not be liable for the legal expenses of more than one counsel for all of the indemnified persons hereunder.

    (c)        Notices of Claims, etc. Promptly after receipt by an indemnified party under subsections (a) and (b) above of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of any liability which it may have to such indemnified party other than under this Section 2 and shall only relieve from any liability which it may have to such indemnified party under this Section 2 if and to the extent the indemnifying party is prejudiced by such failure to give notice. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.1 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

    (d)        Contribution. If the indemnification provided for in this Section 2.1 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statement (or alleged statement), omission (or alleged omission) or violation (or alleged violation) that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

     2.2        Indemnification Payments. The indemnification required by Section 2.1 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

    3.        Rule 144. The Company will use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder on a timely basis (or, if the Company is not required to file such reports, will, upon the request of any Holder, make publicly available other information) and will use reasonable efforts to take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

    4.        Assignment of the Registration Rights. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by each Purchaser to any transferee (i) of at least 50,000 Common Shares held by such Purchaser (subject to appropriate adjustment for stock splits, stock dividends, combinations and recapitalizations and the like), (ii) any family member or trust for the benefit of such Holder or (iii) any affiliate (as such term is defined for US securities law purposes if: (a) such Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the Securities with respect to which such registration rights are being transferred or assigned; (c) at or before the time the Company receives the written notice contemplated by clause (b) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (d) the transfer of the relevant Securities complies with the restrictions set forth in the Subscription Agreement. In the event of any delay in filing the Registration Statement as a result of such assignment, the Company shall not be liable for any damages arising from such delay.

    5.        Expiration of Registration Rights. A Holder’s registration rights shall expire if the Company provides such Holder with an opinion of counsel reasonably satisfactory to such Holder, according to which all Registrable Securities held by and issuable to such Holder (and its affiliates, partners and former partners) may be sold under Rule 144 in a single transaction.

    6.        Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Holders who hold a majority interest in the Registrable Securities. Each Holder at the time or thereafter outstanding shall be bound by any consent authorized by this Section 6, whether or not such Registrable Securities shall have been marked to indicate such consent.

    7.        Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the Holder of such securities for purposes of any request or other action by any Holder or Holders pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any Holder or Holders contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner’s beneficial ownership of such Registrable Securities.

    8.        Notices. All communications provided for hereunder shall be sent by to such party in the manner and to the address set forth in the Subscription Agreement, or at such other address as such party shall have furnished to or by the Company in writing.

    9.        Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and, subject to the following sentence, their respective successors and assigns. The provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall be for the benefit of and enforceable by any subsequent Holder of any Registrable Securities, regardless of whether any express assignment of this Agreement shall have been made, subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein.

    10.        Registration on other Stock Exchange. In the event that securities of the Company are registered or quoted on any other stock exchange or quotation system, either in the United States or elsewhere, then (1) the Company will use its efforts to register the Registrable Securities for trade or quote in such stock exchange or trading system; and (2) the terms of this Agreement shall apply, mutatis mutandis.

    11.        Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

    12.        Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York. Each of the parties consents to the exclusive jurisdiction of the courts of New York, New York in connection with any dispute arising under this Agreement or in connection therewith. . Each party hereby waives, to the maximum extent permitted by law, any objection, including any objections based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

    13.        Severability. If any provision of this Agreement shall be held by a court of law to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein and it is the intention of the parties that such court of law shall modify such invalid or unenforceable provision so that such provision shall be legal, valid and enforceable.

    14.        Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument. Facsimile signatures will be considered originals

    15.        Purchasers Acting Separately. The Purchasers are entering into this Agreement, each separately from the others, thus each Purchaser will not be responsible for any act or omission of the other Purchasers, including a breach by the latter of any of the provisions or representations contained herein.

[Signature Pages Follow]

        IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first above written.

FUTURE IT, INC. By: —————————————— Name: Shmuel Bachar Title: Chairman

By: —————————————— Name: Title:

SCHEDULE 1 – PURCHASERS